UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2012

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51758	98-0216911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 East Main Street, Suite T, Easley, South Carolina		29640
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (864) 855-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On October 2, 2012, Computer Software Innovations, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among N. Harris Computer Corporation, a company organized under the Business Corporations Act (Ontario) (“Parent”), NHCC Merger Corp., a Delaware corporation and wholly-owned Subsidiary of Parent (“Merger Sub”) and, solely for the purposes of Section 9.14 thereof, Constellation Software Inc., a company organized under the Business Corporations Act (Ontario) (“Guarantor”), pursuant to which Merger Sub will commence an offer (the “Offer”) to purchase all of the outstanding shares of the Common Stock, par value $0.001 per share, of the Company (the “Company Common Stock”), and all of the outstanding shares of the Series A Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Company Preferred Stock” and together with the Company Common Stock, the “Company Capital Stock”) at a price per share of Company Capital Stock of $1.10 (such amount or any different amount per share that may be paid pursuant to the Offer being hereinafter referred to as the “Offer Price”) net to the seller in cash, without interest, on the terms and subject to the conditions set forth in the Merger Agreement.

The Merger Agreement provides, among other things, that following the completion of the Offer and satisfaction or waiver of the remaining applicable conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”). As a result of the Merger, the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under the General Corporation Law of the State of Delaware (the “DGCL”) as the surviving corporation in the Merger. In the Merger, each outstanding share of Company Capital Stock, other than shares of Company Capital Stock owned by Parent or Merger Sub, by the Company as treasury stock or by stockholders who have validly exercised their appraisal rights under Delaware law, will be cancelled and converted into the right to receive cash in an amount equal to the Offer Price. In addition, the Company is required to provide, prior to the Effective Time of the Merger, for the cancellation of all options, whether vested or unvested, to purchase Company Capital Stock. Accordingly, the Company intends to enter into agreements with all option holders whereby, upon the consummation of the Merger, all such options will be canceled and converted into the right to receive cash in the amount of the excess, if any, of the Offer Price over the exercise price. All out of the money stock options would be canceled for a nominal sum.

The Company has granted to Parent an irrevocable right (the “Top-Up Option”) to purchase at a price per share equal to the Offer Price from the Company up to a number of newly issued, fully paid and nonassessable shares of Company Common Stock (the “Top-Up Shares”) that, when added to the number of shares of Company Common Stock owned by Parent and Merger Sub at the exercise of the Top-Up Option, constitutes one share more than 90% of the shares of Company Common Stock outstanding immediately after the issuance of the Top-Up Shares on a fully diluted basis (which assumes conversion or exercise of the Company Preferred Stock and all derivative securities regardless of the conversion or exercise price, the vesting schedule or other terms and conditions thereof). If Parent and its affiliates acquire at least one share more than 90% of the outstanding shares of Company Common Stock, including through exercise of the Top-Up Option, the parties have agreed to take all necessary and appropriate action to complete the Merger through the “short form” procedures available under the DGCL (pursuant to which no vote of the stockholders at a stockholder meeting is required to approve the Merger).

The consummation of the transaction is conditioned on: (a) there being tendered in the Offer and not validly withdrawn prior to any then scheduled Expiration Time that number of shares of Company Common Stock which, together with the shares beneficially owned by Parent or Merger Sub, represents at least a majority of the Company Common Stock then outstanding (assuming conversion or exercise of all derivative securities regardless of the conversion or exercise price, the vesting schedule or other terms and conditions thereof but excluding shares of Company Common Stock issuable upon conversion of the Company Preferred Stock); (b) all of the Company Preferred Stock outstanding having been validly tendered in the Offer and not properly withdrawn; (c) in the event that the exercise of the Top-Up is necessary (i) the shares of Company Common Stock issuable upon exercise of the Top-Up Option together with the shares of Company Common Stock validly tendered in the Offer and not properly withdrawn are sufficient for Merger Sub to own at least one more share than 90% of the outstanding shares of Company Common Stock immediately after the Offer Closing (after giving effect to such exercise) and (ii) the absence under applicable Law or other legal restraint any restriction or legal impediment on Merger Sub’s ability and right to exercise the Top-Up Option or the Company’s ability to issue the Top-Up Shares; (d) the absence of a Material Adverse Effect (as defined in the Merger Agreement) relating to the Company; (e) the aggregate number of Dissenting Shares (if any) does not represent more than 15% of the outstanding shares of Company Common Stock as of immediately prior to the Expiration Time; and (f) other customary conditions.

The Company has made customary representations, warranties and covenants in the Merger Agreement. The Company’s covenants include covenants relating to the Company’s conduct of its business between the date of the Merger Agreement and the closing of the Merger, restrictions on soliciting proposals for alternative acquisition proposals, public disclosures and other matters. The Merger Agreement contains certain termination rights of Parent and the Company and provides that, upon the termination of the Merger Agreement in specific circumstances, the Company may be required to pay Parent a termination fee of $1,000,000.

The board of directors of the Company has adopted the Merger Agreement, approved the transactions contemplated by the Merger Agreement, determined to recommend that the Company’s stockholders accept the Offer and tender their shares of Company Capital Stock to Merger Sub pursuant to the Offer and, if required, approve the Merger Agreement at a special meeting the Company’s stockholders, subject to certain provisions contained in the Merger Agreement.

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been incorporated herein by reference to provide information regarding the terms of the Merger Agreement. Factual disclosures about Parent, Merger Sub or the Company or any of their respective affiliates contained in this Current Report on Form 8-K, in their filing with the U.S. Securities and Exchange Commission (the “SEC”) and otherwise, as applicable, may supplement, update or modify the factual disclosures about Parent, Merger Sub and the Company or any of their respective affiliates contained in the Merger Agreement. The representations, warranties, covenants and conditions made and agreed to in the Merger Agreement by Parent, Merger Sub and the Company were qualified and subject to important limitations agreed to by Parent, Merger Sub and the Company in connection with negotiating the terms of the Merger Agreement. In particular, the representations and warranties and certain closing conditions contained in the Merger Agreement and described in this summary were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to consummate the Offer or the Merger if the representations and warranties or conditions of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters of fact. The representations and warranties set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from that generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by disclosures that were made by each party to the other, which disclosures were not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this Current Report on Form 8-K, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this Current Report on Form 8-K.

Bank Consent

In anticipation of entering into the Merger Agreement, on September 28, 2012, the Company also entered into a consent agreement (the “Consent”) with the Fifth Third Bank (the “Bank”). The terms of the revolving credit facility with the Bank prohibit the Company from entering into contracts that, upon the consummation thereof, will result in a change of control, including the transactions contemplated by the Merger Agreement. Pursuant to the Consent, the Bank consented to the Company entering into the Merger Agreement and consummating the transactions described therein. A copy of the Consent is filed as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained in Item 1.01 are incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with entering into the Merger Agreement, on October 1, 2012 the board of directors of the Company adopted and approved Amendment No. 1 (the “Rights Amendment”) to the Rights Agreement, dated as of March 5, 2012, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (“Rights Agreement”). The Rights Amendment was dated and took effect October 2, 2012. The effect of the Rights Amendment is to permit execution of the Merger Agreement and performance and consummation of the transactions pursuant to the Merger Agreement, including the Merger, without triggering the separation or exercise of the common share purchase rights or any adverse event under the Rights Agreement. A copy of the Rights Amendment is attached as Exhibit 4.1 to this report and is incorporated herein by reference. The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Amendment.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On October 2, 2012, the Company entered into Termination and Release Agreements (the “Release Agreements”) with each of Nancy K. Hedrick, President and CEO; Thomas P. Clinton, Senior Vice President of Strategic Relationships; Beverly N. Hawkins, Senior Vice President of Planning and Special Projects Financial Software Solutions; William J. Buchanan, Senior Vice President of Technology Solutions & Cloud Services; and David B. Dechant, Chief Financial Officer. The Releases relate to severance payments payable under the Employment Agreement of each dated March 1, 2009, or in the case of Mr. Dechant, May 6, 2005, (collectively, the “Employment Agreements”) upon each executive’s termination of employment. The Releases provide generally that the employment of all of the executives will be terminated effective upon the consummation of the Merger. In the case of all the executives other than Ms. Hedrick, the executive will then receive full severance benefits pursuant to his or her respective Employment Agreement. Mr. Dechant’s Employment Agreement requires payment of severance benefits upon termination; the Employment Agreements of Messrs. Clinton and Buchanan and Ms. Hawkins require payment over twelve months following the time of termination. In the case of Ms. Hedrick, whose Employment Agreement provided for a severance benefit of 275% of base salary payable over twelve months following termination, the Release provides that Ms. Hedrick will receive instead severance equal to 200% of base salary, in exchange for payment of severance benefits immediately upon the Effective Time.

The Release Agreements are filed as Exhibits 10.2, 10.3, 10.4, 10.5, and 10.6, and are incorporated herein by reference.

Item 8.01.	Other Events.

On October 2, 2012, the Company jointly issued a press release with Constellation Software Inc., announcing that they had entered into the Merger Agreement. A copy of the press release is attached to this report as Exhibit 99.1, and is incorporated herein by reference.

On October 2, 2012, the Company sent a communication to the employees of the Company, which is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. At the same time, the Company also sent a communication to the customers of the Company, which is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Notice to Investors

The tender offer for the outstanding common and preferred stock of the Company referred to in this report has not yet commenced. This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to purchase shares of the Company’s capital stock will be made pursuant to a Tender Offer Statement on Schedule TO (including the Offer to Purchase, the related Letter of Transmittal and other related materials) that Parent and Merger Sub intends to file with the Securities and Exchange Commission (the “SEC”). At the time the offer is commenced, Parent or Merger Sub will file a Tender Offer Statement on Schedule TO with the SEC and, thereafter, the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. Investors and security holders of the Company are urged to read these materials (including the Tender Offer Statement on Schedule TO, the Offer to Purchase, the related Letter of Transmittal and the Solicitation/Recommendation Statement on Schedule 14D-9) (when they become available) carefully in their entirety since they will contain important information. Investors and security holders may obtain free copies of these materials (when they become available) and other documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting: David B. Dechant; Chief Financial Officer; Computer Software Innovations, Inc.; 900 E. Main Street, Suite T; Easley, South Carolina 29640.

Forward-Looking Statements

This communication contains forward-looking statements that are not historical facts and are subject to risks and uncertainties that could cause actual results to differ materially from those described. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “projected,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “intend,” “potential” or similar statements or variations of such terms. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements in this communication include statements regarding the anticipated benefits of the transaction; statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. All forward-looking statements are based largely on current expectations and beliefs concerning future events, approvals and transactions that are subject to substantial risks and uncertainties. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Company’s shareholders will tender their shares in the offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers and vendors; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC, including the risks and uncertainties included under “Risk Factors” and “Forward-looking Information” in our Annual Report on Form 10-K for the year ended December 31, 2011, and other periodic reports filed with the SEC which are incorporated herein, as well as the Tender Offer Statement on Schedule TO to be filed by Parent and Merger Sub and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by the Company. These forward-looking statements speak only as of the date of this communication and the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or developments or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1*	Agreement and Plan of Merger, dated October 2, 2012, entered into by and among Computer Software Innovations, Inc., N. Harris Computer Corporation, NHCC Merger Corp. and Constellation Software Inc.

4.1*	Amendment No. 1 to Rights Agreement, dated as of October 2, 2012, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent

10.1*	Consent regarding Merger Agreement between the Company and Fifth Third Bank dated September 28, 2012

10.2*	Termination and Release Agreement, dated October 2, 2012, by and between the Company and Nancy K. Hedrick

10.3*	Termination and Release Agreement, dated October 2, 2012, by and between the Company and Thomas P. Clinton

10.4*	Termination and Release Agreement, dated October 2, 2012, by and between the Company and Beverly N. Hawkins

10.5*	Termination and Release Agreement, dated October 2, 2012, by and between the Company and William J. Buchanan

10.6*	Termination and Release Agreement, dated October 2, 2012, by and between the Company and David B. Dechant

99.1*	Press Release of the Company and Constellation Software Inc., dated October 2, 2012

99.2*	Email to Employees, dated October 2, 2012

99.3*	Email to Customers, dated October 2, 2012

*	filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ David B. Dechant
David B. Dechant
Chief Financial Officer

Dated: October 2, 2012

EXHIBIT INDEX

Exhibit No.	Document Description
2.1*	Agreement and Plan of Merger, dated October 2, 2012, entered into by and among Computer Software Innovations, Inc., N. Harris Computer Corporation, NHCC Merger Corp. and Constellation Software Inc.

4.1*	Amendment No. 1 to Rights Agreement, dated as of October 2, 2012, 2012, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent

10.1*	Consent regarding Merger Agreement between the Company and Fifth Third Bank dated September 28, 2012

10.2*	Termination and Release Agreement, dated October 2, 2012, by and between the Company and Nancy K. Hedrick

10.3*	Termination and Release Agreement, dated October 2, 2012, by and between the Company and Thomas P. Clinton

10.4*	Termination and Release Agreement, dated October 2, 2012, by and between the Company and Beverly N. Hawkins

10.5*	Termination and Release Agreement, dated October 2, 2012, by and between the Company and William J. Buchanan

10.6*	Termination and Release Agreement, dated October 2, 2012, by and between the Company and David B. Dechant

99.1*	Press Release of the Company and Constellation Software Inc., dated October 2, 2012

99.2*	Email to Employees, dated October 2, 2012

99.3*	Email to Customers, dated October 2, 2012

*	filed herewith